UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 8/27/24

STEPAN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4462	36-1823834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)

(847) 446-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	SCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stepan Company (“Stepan”) is a party to the following note purchase agreements, among others:

•
a Note Purchase and Master Note Agreement dated as of June 10, 2021 (the “NYL NPA”) pursuant to which Stepan issued and has outstanding (a) $50,000,000 in aggregate principal amount of its 2.37% Senior Notes, Series 2021-B, due September 23, 2028, (b) $50,000,000 in aggregate principal amount of its 2.73% Senior Notes, Series 2021-C, due December 10, 2031 and (c) $25,000,000 in aggregate principal amount of its 2.83% Senior Notes, Series 2022-A, due March 1, 2032; and

•
a Note Purchase and Private Shelf Agreement dated as of June 10, 2021 (the “Prudential NPA”) pursuant to which Stepan issued and has outstanding (a) $50,000,000 in aggregate principal amount of its 2.30% Senior Notes, Series 2021-A, due June 10, 2028, (b) $50,000,000 in aggregate principal amount of its 2.73% Senior Notes, Series 2021-D, due December 10, 2031 and (c) $50,000,000 in aggregate principal amount of its 2.83% Senior Notes, Series 2022-B, due March 1, 2032.

On August 27, 2024, Stepan entered into amendments to the NYL NPA and Prudential NPA (together, the “2024 NPA Amendments”) to (1) increase the available facility amounts under the NYL NPA and Prudential NPA to $175,000,000 and $225,000,000, respectively, and (2) extend the end date of the issuance period under each of the NYL NPA and Prudential NPA to August 27, 2027.

The foregoing description of the 2024 NPA Amendments is qualified in its entirety by reference to the full texts of the 2024 NPA Amendments which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Second Amendment, dated as of August 27, 2024, to the Note Purchase and Private Shelf Agreement dated as of June 10, 2021, by and among Stepan Company, PGIM, Inc. and the purchasers thereto
10.2	Second Amendment, dated as of August 27, 2024, to the Note Purchase and Master Note Agreement dated as of June 10, 2021, by and among Stepan Company, NYL Investors LLC and the purchasers thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2024

STEPAN COMPANY

By /s/ David G. Kabbes

Name: David G. Kabbes

Title: Vice President, General

Counsel and Secretary